As filed with the Securities and Exchange Commission on November 21, 2019

Securities Act File No. 333-

Investment Company Act File No. 811-10481

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

(Check Appropriate Box or Boxes)

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 12	☒

COHEN & STEERS

QUALITY INCOME REALTY FUND, INC.

(Exact name of Registrant as specified in Charter)

280 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 212-832-3232

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and Address of Agent for Service)

Copies to:

Thomas A. DeCapo

Kenneth E. Burdon

Skadden, Arps, Slate, Meagher &

Flom LLP

500 Boylston Street

Boston, Massachusetts 02116

(617) 573-4800

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐    when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock(2)
Subscription Rights for Common Stock(2)
Total	$890,000,000	$115,522.00

(1)

Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)

There is being registered hereunder an indeterminate principal amount of shares of common stock or subscription rights to purchase shares of common stock, as may be sold, from time to time. In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $890,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

Preliminary Prospectus dated November 21, 2019

PROSPECTUS

$890,000,000

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Common Stock

Subscription Rights to Purchase Common Stock

Investment Objectives. Cohen & Steers Quality Income Realty Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. Under normal market conditions, at least 80% of the Fund’s total assets are invested in income producing equity securities issued by high quality REITs.

The Fund was incorporated as a Maryland corporation on August 22, 2001 and commenced investment operations on February 28, 2002. An investment in the Fund is not appropriate for all investors.

We may offer, from time to time, in one or more offerings, our shares of common stock, par value $0.001 per share (“common shares”), and/or our subscription rights to purchase our common shares, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (this “Prospectus” and each supplement thereto, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may offer subscription rights for common shares. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common shares issuable upon the exercise of each right and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “RQI.” On November 20, 2019, the last reported sale price of our common shares was $14.71. The net asset value of the Fund’s common shares at the close of business on November 20, 2019 was $14.90 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s securities involves risks. See “Risk Factors and Special Considerations” beginning on page 5 for factors that should be considered before investing in securities of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated                 , 2019 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page 75 of this Prospectus. You may receive free of charge a copy of the SAI or the Fund’s annual and semi-annual reports to shareholders by visiting our website at www.cohenandsteers.com, by calling 800-330-7348, or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov). The SAI is only updated in connection with an offering and is therefore not available on the Fund’s website.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this prospectus (this “Prospectus”), including the section titled “Risk Factors and Special Considerations” beginning on page 5, the applicable Prospectus Supplement and the Statement of Additional Information, dated                 , 2019 (the “SAI”).

THE FUND

Cohen & Steers Quality Income Realty Fund, Inc. is a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on August 22, 2001. Throughout this Prospectus, we refer to Cohen & Steers Quality Income Realty Fund, Inc. as the “Fund” or as “we.” See “The Fund.” The Fund’s outstanding shares of common stock, par value $0.001 per share (“common shares”), are listed on the New York Stock Exchange (the “NYSE”) under the symbol “RQI.”

THE OFFERING

We may offer, from time to time, in one or more offerings, our common shares, or our subscription rights to purchase our common shares, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Fund will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Fund. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common shares issuable upon the exercise of each right and the other terms of such rights offering.

We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is high current income through investment in real estate securities. The Fund’s secondary objective is capital appreciation. Our investment objectives are considered fundamental and may not be changed without shareholder approval. See “Investment Objectives and Policies” in the Prospectus.

Under normal market conditions, at least 80% of the Fund’s total assets are invested in income producing equity securities issued by high quality REITs.

High quality REITs are companies that, in the opinion of the investment adviser, offer prospects for above average revenue and earnings growth. To determine whether a company is of high quality, the investment adviser generally looks to the company’s record of earnings growth, as well as to a company’s current ratio of debt to capital and the quality of its management.

We define real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income through investment in real estate securities.

The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of BBB- or higher by S&P, Baa3 or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the investment adviser, are determined to be of equivalent quality. The Fund may invest up to 25% of its managed assets in foreign securities, including up to 15% of its assets in companies located in emerging market countries. The Fund will generally not invest more than 10% of the Fund’s total assets in the securities of one issuer.

The Fund is intended for investors seeking high current income and capital appreciation. It is not intended for those who wish to play short term swings in the stock market.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by our Board of Directors (the “Board” and each member of the Board individually a “Director”) without prior shareholder approval. Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein or in the SAI apply only at the time of investment and subsequent changes in value, ratings downgrades or changes in credit quality will not result in the Fund being required to dispose of any portfolio security.

No assurance can be given that the Fund will achieve its investment objectives. See “Investment Objectives and Policies” in the Prospectus.

INVESTMENT ADVISER

Cohen & Steers Capital Management, Inc. (the “Advisor”), a registered investment adviser, located at 280 Park Avenue, New York, New York 10017, is the investment adviser to the Fund. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.”

The Advisor adheres to a bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Advisor utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (“NAV”), cash flow multiple/growth ratios and a dividend discount model (“DDM”). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

LEVERAGE

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or borrowings) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the borrowings outstanding and exceeds 200% of the amount of preferred shares and borrowings outstanding. The Fund currently uses leverage by borrowing from banks or other financial institutions. At June 30, 2019, the Fund had $460,000,000 in outstanding borrowings. As of June 30, 2019, the amount of leverage represented approximately 23% of the Fund’s managed assets.

The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes a segregated account with cash or other liquid assets or sets aside assets on the accounting records equal to the Fund’s obligations in respect of such techniques. See “Investment Objectives and Policies—Certain Investment Practices” in the Prospectus.

Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Special Risk Factors to Holders of Common Shares—Leverage Risk.”

The Fund may revise the amount and type of leverage it employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund’s Board. If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings. See “Summary of Fund Expenses.”

INDEBTEDNESS

Under applicable state law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities or other evidence of indebtedness and may secure any borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the common shares and any preferred shares that may be outstanding. Interest on borrowings will be payable when due. If we do not pay interest when due, it will trigger an event of default and we expect that we would be restricted from declaring dividends and making other distributions with respect to our common shares and any preferred shares that may be outstanding.

As of June 30, 2019, the Fund had outstanding borrowings of $460,000,000 at a weighted average rate of 3.0% on a revolving credit facility (the “Facility”) with BNP Paribas Prime Brokerage International Limited (“BNPP”). If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings on the Facility; however the Fund intends to maintain approximately the same leverage ratio following the offering of any common shares. See “Summary of Fund Expenses.”

PREFERRED STOCK

The terms of any series of preferred stock (“preferred shares”) that the Fund may issue in the future may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the

Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue preferred stock. Any preferred stock issued by the Fund will pay distributions at a fixed or variable rate.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy (the “Policy”) in accordance with exemptive relief issued by the SEC. The Policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. In accordance with the Policy, the Fund currently distributes $0.08 per common share on a monthly basis. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital.

The Fund may therefore pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. These effects could have a negative impact on the price investors receive when they sell shares of the Fund.

The actual source of all distributions paid by the Fund, including net investment income, is subject to change and is not determined until after the end of the year. This is because the Fund invests primarily in REITs and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. Until the Fund receives a final determination from these companies as to the source of distributions—generally around January 31 of the following year—the Fund cannot provide a final determination of the source of distributions paid.

If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would generally be deemed a return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a shareholder’s original investment, it is generally not taxable and is treated as a reduction in the shareholder’s tax basis, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

The Fund’s distributions for the past five fiscal years have not included a return of capital.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. Distributions sourced from paid-in capital should not be considered as the dividend yield or total return of an investment in the Fund. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

In accordance with the Policy, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. The Board may amend, terminate or suspend the Policy at any time, which could have an adverse effect on the market price of the Fund’s common shares.

USE OF PROCEEDS

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its Investment Objectives and Policies. The Advisor anticipates that the investment of the proceeds will be made as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Investment Objectives and Policies” in the Prospectus. Depending on market conditions and operations, a portion of the proceeds may be used to pay distributions. See “Use of Proceeds” in the Prospectus.

EXCHANGE LISTING

The Fund’s outstanding common shares have been listed and traded on the NYSE under the trading or “ticker” symbol “RQI” since February 28, 2002. See “Description of the Securities.” The Fund’s common shares have historically traded at both a premium and a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as high as (38.5)% and a premium as high as 17.1%. Any subscription rights issued in the future pursuant to a Prospectus Supplement by the Fund would also likely be listed on the NYSE.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. Therefore, before investing in the Fund’s securities, you should consider the risks carefully.

A summary of certain risks associated with an investment in the Fund is set forth below. It is not complete and you should read and consider carefully the more detailed list of risks described in “Risk Factors and Special Considerations” in the Prospectus.

Market Risk. An investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Risk Factors and Special Considerations—General Risks—Market Risk” in the Prospectus.

Real Estate Market Risk. Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities. See “Risk Factors and Special Considerations—General Risks—Real Estate Market Risk” in the Prospectus.

REIT and Real Estate Risks. A REIT is a company that primarily owns income producing real estate, real estate mortgages or mortgage related securities. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e. hotels, shopping malls, residential complexes and office buildings). A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its real estate investment trust taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. Because REITs own and operate real estate and because they are unable to retain earnings, REITs are vulnerable to the risks affecting the real estate industry.

Real Estate Cycle Risks. Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities. See “Risk Factors and Special Considerations—General Risks—REIT and Real Estate Risk” in the Prospectus.

Property Type Risks. Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Fund’s portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example:

•

REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes: The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies.

•

REITs that own hotels and resorts: These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and economic downturns could have a disproportionately negative impact on hospitality REITs.

•

REITs that own, manage and operate shopping centers or other retail properties: The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

•

REITs that own, manage and operate rental housing such as apartment buildings: Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

•	REITs that focus on investing in warehouse and industrial properties: The values of these properties may be adversely affected by changing patterns of global or regional trade.

•

REITs that own or operate office buildings: These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

•

REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants: The value of these properties will vary with the financial strength or business prospects of their tenants.

•

REITs that own, manage and operate other types of specialized real estate, including self-storage facilities, manufactured homes and entertainment related facilities: The values of these properties are affected by changes in consumer preferences and general economic conditions.

Location Risks. Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs’ abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have declined when losses and job cuts impacted that area.

Size Risks. REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Fund’s financial performance. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies generally experience a lower trading volume than is typical for securities of larger companies. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

REIT Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively.

REIT Tax and Regulatory Risk. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Alternatively, a REIT’s attempted compliance with the REIT requirements under the Code could adversely affect such REIT’s ability to execute its business plan. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments

Mortgage REIT Risks. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

Other Real Estate Risks. REITs and real estate companies are subject to risks associated with the ownership of real estate, including possible adverse changes in zoning laws, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected (which may lead to reinvestment of assets at lower prevailing interest rates), the risk of casualty or condemnation losses and terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate companies may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate company holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by publicly traded REITs generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments. REITs are exposed to special risks which affect real estate ownership and operations. For example:

•	REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

•

Environmental laws may make REITs responsible for cleanup costs at properties owned by the REITs even if the environmental damage was not caused by the REITs. For example, in connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a REIT or real estate company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of the REIT or real estate company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•

Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass through such costs increases to their tenants, these increases may result in reduced income and reduced valuations for affected properties and their REIT owners in which the Fund invests.

Ownership Limitation Risk. REITs are subject to the restriction that no more than 50% of the value of the REIT’s outstanding shares may be owned, beneficially or constructively, by five or fewer individuals at any time during the last half of each taxable year, other than the first year for which the REIT elects to be treated as a REIT. As a result of this restriction, the charters of most REITs contain ownership limitations that prohibit any shareholder from beneficially or constructively owning more than a certain percentage of the value of the outstanding shares of the REIT. There can be no assurance that these ownership limitations will prevent the REIT from violating the five-or-fewer restriction. Further, these ownership limitations may adversely affect our or a shareholder’s ability to invest in REITs.

Common Stock Risk. While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole. See “Risk Factors and Special Considerations—General Risks—Common Stock Risk” in the Prospectus.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including the risks described below.

•	Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences.

•

Credit Risk. Credit risk is the risk that a security in our portfolio will decline in value because the issuer of the security may fail to make dividend, interest or principal payments as a result of a decline in the issuer’s financial circumstances or otherwise.

•

Subordination Risk. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of preferred securities generally will decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

•

Call Reinvestment Risk. Most preferred securities allow the issuer the option to redeem, or call, the security after the passage of a certain time or in other circumstances. During periods of declining interest rates, an issuer may be able to exercise this call option and we may be forced to reinvest in lower yielding securities.

•

Liquidity Risk. Preferred securities of many companies are substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by us or for prices which may be expected based upon historical but infrequent trading.

•

Limited Voting Rights Risk. Generally, preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a director or directors to the issuer’s board for so long as the arrearages continue.

•

New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. We may invest in these securities if our Advisor believes that doing so would be consistent with our investment objectives and policies. Because the market for these instruments would be new, we may have difficulty disposing of them at a suitable price and time. In addition to this potential for limited liquidity, these instruments may present many of the other risks discussed in this Prospectus, such as high price volatility. If, in the future, we invest materially in any such new types of securities, we will provide information to our existing shareholders with respect to any such new types of securities consistent with our obligations under the 1940 Act.

See “Risk Factors and Special Considerations—General Risks—Preferred Securities Risk” in the Prospectus.

Dividend Paying Equity Securities Risk. Dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly. See “Risk Factors and Special Considerations—General Risks—Dividend Paying Equity Securities Risk.”

Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Debt Securities Risk. Debt securities generally present various risks, including interest rate risk, credit risk, call risk, prepayment and extension risk, convertible securities risk, and liquidity risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for high yield securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See “Risk Factors and Special Considerations—General Risks—Debt Securities Risk” in the Prospectus.

Lower-Rated Securities Risk. The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below Baa3 by Moody’s or below BBB– by S&P or Fitch—are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as “junk bonds” or “high yield” securities. See “Risk Factors and Special Considerations—General Risks—Lower-Rated Securities Risk.”

Options Risk. Gains on options transactions depend on the Advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses. See “Risk Factors and Special Considerations—General Risks—Options Risk” in the Prospectus.

Leverage Risk. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the Advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage” in the Prospectus.

Interest Rate Risk. The market value of fixed-income and dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of fixed-income and dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. The magnitude of these fluctuations in the market price of fixed-income and dividend-paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest or dividend income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Moreover, because rates on certain floating rate securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate securities. These basic principles also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

During periods in which the Fund may use leverage, such use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income and dividend-paying securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates. See “Risk Factors and Special Considerations—General Risks—Interest Rate Risk.”

Geopolitical Risk. Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objectives. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Advisor cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Advisor monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments. See “Risk Factors and Special Considerations—General Risks—U.S. Government Securities and Credit Rating Downgrade Risk” in the Prospectus.

LIBOR Risk. Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share. The Fund cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations—General Risks—Market Discount Risk” in the Prospectus.

Special Risk to Holders of Subscription Rights. There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities. See “Risk Factors and Special Considerations—Special Risk to Holders of Subscription Rights” in the Prospectus.

Dilution. Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations—General Risks—Long Term Objective; Not a Complete Investment Program” in the Prospectus.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—General Risks—Active Management Risk” in the Prospectus.

Risk Associated with Recent Market Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business,

financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives. See “Risk Factors and Special Considerations—General Risks—Risk Associated with Recent Market Events.”

Regulation and Government Intervention Risk. The U.S. government and certain foreign governments have in the past taken actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. See “Risk Factors and Special Considerations—General Risks—Regulation and Government Intervention Risk” in the Prospectus.

Loans of Portfolio Securities. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. See “Risk Factors and Special Considerations—General Risks—Loans of Portfolio Securities” in the Prospectus.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income, “qualified REIT dividends,” or long term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to repay borrowings, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Taxation.” and “Risk Factors and Special Considerations—General Risks—Legal, Tax and Regulatory Risks” in the Prospectus.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Charter authorizes it to issue up to 300,000,000 common shares.

The Board may make certain amendments to the Charter. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

Anti-takeover Provisions. The Fund’s Charter and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Certain Provisions of the Charter and By-laws” in the Prospectus.

MANAGEMENT AND FEES

For the services provided to the Fund, the Advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund pursuant to the investment advisory agreement between the Fund and the Advisor (the “Investment Management Agreement”). Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Because the investment advisory fees are based on a percentage of managed assets, which includes assets attributable to the Fund’s use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor’s potential conflict of interest by periodically reviewing the Fund’s performance and use of leverage.

The Advisor also provides certain administrative functions for the Fund pursuant to a separate administration agreement (the “Administration Agreement”), for which the Advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund.

Additionally, State Street Bank and Trust Company (“State Street,” the “Custodian” or the “Co-Administrator”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the co-administrator for the Fund. The Fund pays State Street Bank fees for certain accounting and administrative services under an administration agreement.

See “Management of the Fund—Investment Advisory and Administrative Arrangements” in the Prospectus.

REPURCHASE OF COMMON SHARES

The Board has authorized the Fund to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s outstanding common shares through December 31, 2019. Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. During the year ended December 31, 2018, the Fund did not repurchase any common shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares” in the Prospectus.

ANTI-TAKEOVER PROVISIONS

Certain provisions of the Fund’s Charter could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. Additionally, any shareholder proposing the nomination or election of a person as a Director must supply significant amounts of information designed to enable verification of whether such person is qualified for such office. See “Certain Provisions of the Charter and By-laws” in the Prospectus.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.

State Street Bank and Trust Company (“State Street”) acts as custodian.

Computershare Shareowner Services LLC (“Computershare”) acts as transfer agent, dividend disbursing agent and registrar for the Fund.

See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

USE OF PROCEEDS

The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, which are borne directly or indirectly by holders of the Fund’s common shares as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	(1)
Dividend Reinvestment Fees	None(2)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	%(3)
Interest Payments on Borrowed Funds	%(4)
Other Expenses	%(5)

Total Annual Expenses	%

(1)

Estimated maximum amount based on offering of $     million in common shares. The estimates assume a     % sales load on common shares and $     in common share offering expenses. Actual sales load and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable.

(2)	Shareholders participating in the Fund’s Reinvestment Plan generally do not incur any additional fees. See “Reinvestment Plan.”

(3)

The Advisor’s fee is a monthly fee computed at an annual rate of 0.85% of the Fund’s average daily managed assets. Consequently, since the Fund has borrowings outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(4)

Assumes the issuance of $     in common shares and borrowings from financial institutions representing     % of managed assets at an annual interest expense to the Fund of     %, which is based on the weighted average borrowing cost currently applicable under the Fund’s existing credit facility with BNPP and an assumption that if the Fund issues an additional $     in common shares it will increase the amount of its credit facility with BNPP from $     to $     in order to maintain approximately the same leverage ratio following the offering of any common shares. The actual amount of interest expense borne by the Fund will vary over time. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

(5)

“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances. The Fund and the Advisor have entered into an administration agreement (the “Administration Agreement”) and the Fund and State Street have entered into a co-administration agreement (the “Co-Administration Agreement”). “Other Expenses” includes amounts paid to the Advisor under the Administration Agreement, which requires the Fund to pay the Advisor an amount equal to, on an annual basis, 0.06% of the Fund’s average daily managed assets, and amounts paid to State Street under the Co-Administration Agreement.

The purpose of the table above and the example below is to help you understand the various costs and expenses that you, as a shareholder, would bear directly or indirectly. For a more complete description of the various costs and expenses a common shareholder would bear in connection with the issuance and ongoing maintenance of any preferred shares or notes issued by the Fund, see “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

The following example illustrates the expenses (including the maximum estimated sales load of $     on common shares, and estimated offering expenses of $     from the issuance of $     million in common shares) that you would pay on each $1,000 investment in our common shares, assuming (1) total net annual expenses of     % in years 1 through 10, (2) a 5% annual return and (3) that all dividends and distributions are reinvested at net asset value.

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$	$	$	$

*

The example should not be considered a representation of future expenses. The example is based on total Annual Expenses shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto,     . The financial information for the six months ended June 30, 2019 is unaudited. The financial information for the five fiscal years ended December 31, 2018, 2017, 2016, 2015, and 2014 has been audited by     , the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is     .

Selected data for a common share of beneficial interest outstanding throughout the period.

	For the Six Months Ended June 30, 2019		For the Year Ended December 31,
Per Share Operating Performance:			2018		2017	2016		2015	2014
Net asset value, beginning of period	$11.73		$13.59		$13.42	$13.46		$13.54	$10.53

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15		0.31		0.33	0.36		0.29	0.31
Net realized and unrealized gain (loss)	2.63		(1.21	)(b)	0.80	0.56	(c)	0.58	3.46

Total from investment operations	2.78		(0.90)		1.13	0.92		0.87	3.77

Less dividends and distributions to shareholders from:
Net investment income	(0.48)		(0.32)		(0.32)	(0.35)		(0.28)	(0.30)
Net realized gain	—		(0.64)		(0.64)	(0.61)		(0.68)	(0.46)

Total dividends and distributions to shareholders	(0.48)		(0.96)		(0.96)	(0.96)		(0.96)	(0.76)

Anti-dilutive effect from the repurchase of shares	—		—		—	—		0.01	—

Net increase (decrease) in net asset value	2.30		(1.86)		0.17	(0.04)		(0.08)	3.01

Net asset value, end of period	$14.03		$11.73		$13.59	$13.42		$13.46	$13.54

Market value, end of period	$13.68		$10.36		$12.65	$12.21		$12.22	$12.19

Total net asset value return(d)	24.13	%(e)	–6.32	%(b)	9.18%	7.41	%(c)	7.88%	37.57%

Total market value return(d)	37.04	%(e)	–11.11%		11.69%	7.64%		8.79%	37.57%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,531.3		$1,280.6		$1,483.9	$1,465.3		$1,469.1	$1,484.8

Ratio to average daily net assets:
Expenses	2.22	%(f)	2.17	%(b)	1.88%	1.81%		1.83%	1.89%

Expenses (excluding interest expense)	1.28	%(f)	1.32%		1.25%	1.22%		1.24%	1.25%

Net investment income (loss)	2.25	%(f)	2.47%		2.40%	2.60%		2.18%	2.50%

Ratio of expenses to average daily managed assets(g)	1.69	%(f)	1.63%		1.43%	1.38%		1.39%	1.41%

Portfolio turnover rate	36	%(e)	26%		25%	33%		35%	48%

Credit Agreement
Asset coverage ratio for credit agreement	433%		378%		423%	419%		419%	423%

Asset coverage per $1,000 for credit agreement	$4,329		$3,784		$4,226	$4,185		$4,194	$4,228

(a)	Calculation based on average shares outstanding.
(b)

During the reporting period the Fund settled legal claims against one issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(1.22). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 2.16%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -6.37%.

(c)

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.55 and the total return on a NAV basis would have been 7.33%.

(d)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Not annualized.
(f)	Annualized.
(g)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

FINANCIAL HIGHLIGHTS—(CONTINUED)

	For the Year Ended December 31,
Per Share Operating Performance:	2013	2012	2011	2010		2009
Net asset value per common share, beginning of year	$10.91	$9.47	$9.56	$7.44		$5.38

Income (loss) from investment operations:
Net investment income	0.25 (a)	0.28 (a)	0.65	0.41		0.27
Net realized and unrealized gain (loss)	0.08 (b)	1.88	(0.02)	2.25		2.20

Total from investment operations	0.33	2.16	0.63	2.66		2.47

Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—		(0.00	)(c)

Total dividends and distributions to preferred shareholders	—	—	—	—		(0.00	)(c)

Total from investment operations applicable to common shares	0.33	2.16	0.63	2.66		2.47

Less dividends and distributions to common shareholders from:
Net investment income	(0.26)	(0.21)	(0.65)	(0.39)		(0.26)
Net realized gain	(0.46)	(0.51)	(0.07)	(0.16)		—
Tax return of capital	—	—	—	—		(0.15)

Total dividends and distributions to common shareholders	(0.72)	(0.72)	(0.72)	(0.55)		(0.41)

Anti-dilutive effect from the issuance of reinvested common shares	0.00 (c)	0.00 (c)	—	—		—

Anti-dilutive effect from the repurchase of common shares	0.01	—	—	0.01		—

Net increase (decrease) in net asset value per common share	(0.38)	1.44	(0.09)	2.12		2.06

Net asset value, per common share, end of year	$10.53	$10.91	$9.47	$9.56		$7.44

Market value, per common share, end of year	$9.48	$10.16	$8.47	$8.65		$6.07

Total net asset value return(d)	3.31%	23.32%	7.31%	37.80%		54.24	%(e)

Total market value return(d)	–0.13%	28.40%	6.07%	52.82%		77.83%

Net assets applicable to common shares, end of year (in millions)	$1,154.1	$1,200.8	$1,042.1	$1,051.8		$716.6

Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)	2.00%	1.80%	1.90%	2.10%		3.42	%(f)

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)	2.00%	1.80%	1.87%	1.98%		3.18	%(f)

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)	1.31%	1.30%	1.32%	1.36%		2.61	%(f)

Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)	2.18%	2.65%	2.62%	2.87%		5.62	%(f)

Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)	2.18%	2.65%	2.65%	2.99%		5.85	%(f)

Ratio of expenses to average daily managed assets (before expense reduction)(g)	1.46%	1.29%	1.33%	1.43%		2.04	%(f)

Ratio of expenses to average daily managed assets (net of expense reduction)(g)	1.46%	1.29%	1.31%	1.35%		1.90	%(f)

Portfolio turnover rate	56%	55%	53%	77%		77%

Preferred Shares/Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	351%	361%	327%	329	%(h)	294	%(h)

Asset coverage per $1,000 for revolving credit agreement	$3,509	$3,610	$3,265	$3,286		$2,938

(a)	Calculation based on average shares outstanding.
(b)

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.07 and the total return on an NAV basis would have been 3.25%.

(c)	Amount is less than $0.005.
(d)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)

Reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2008.

(f)	Ratios do not reflect dividend payments to preferred shareholders, where applicable.
(g)	Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.
(h)	For the period June 1, 2009 through June 10, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on August 22, 2001 and commenced investment operations on February 28, 2002. The Fund’s principal office is located at 280 Park Avenue, New York, NY 10017.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is high current income through investment in real estate securities. The Fund’s secondary objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of the Fund’s total assets in income producing equity securities issued by high quality real estate investment trusts (“REITs”). High quality REITs are companies that, in the opinion of the Advisor, offer prospects for above average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks to the company’s record of earnings growth, as well as to a company’s current ratio of debt to capital and the quality of its management.

The Fund may invest without limit in equity securities of REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). REIT-like entities are also organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Fund may invest up to 25% of its managed assets in foreign securities, including up to 15% of its managed assets in companies located in emerging market countries. The Fund is permitted to invest in real estate companies (including REITs) of any market capitalization.

The Fund has a fundamental investment policy of concentrating its investments in the U.S. real estate industry and not in any other industry.

The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies (including REITs). The Fund will not invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of BBB- or higher by S&P, Baa3 or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Advisor, are determined to be of equivalent quality. The Fund will generally not invest more than 10% of the Fund’s total assets in the securities of one issuer.

No assurances can be given that the Fund’s objectives will be achieved. The Fund’s investment objectives and policy of concentrating investments in the U.S. real estate industry are fundamental policies and may not be changed without shareholder approval. Except as expressly stated in the Prospectus or SAI, none of the Fund’s other policies are fundamental, and each may be modified by the Board without shareholder approval. The percentage and ratings or credit quality limitations stated herein and in the SAI apply only at the time of investment and are not considered violated as a result of subsequent changes to the value, or downgrades to the ratings or changes in credit quality, of the Fund’s portfolio investments, and will not result in the Fund being required to dispose of any portfolio security.

Cohen & Steers Capital Management, Inc. (the “Advisor”), a registered investment adviser, located at 280 Park Avenue, New York, New York 10017, is the investment adviser to the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Advisor adheres to a bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Advisor utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (“NAV”), cash flow multiple/growth ratios and a dividend discount model (“DDM”). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

CERTAIN INVESTMENT PRACTICES

Real Estate Companies. For purposes of the Fund’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets invested in such real estate.

The equity securities in which the Fund invests consist of:

•	common stocks;

•	preferred stocks;

•	rights or warrants to purchase common and preferred stocks; and

•	securities convertible into common and preferred stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value.

Real Estate Investment Trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Fund may invest without limit in shares of REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). As a result, U.S. REITs tend to pay relatively higher dividends than other types of companies. Dividends paid by U.S. REITs generally will not be eligible for the dividends-received deduction, and are generally not considered qualified dividend income eligible for reduced rates of taxation for U.S. federal income tax purposes but may be considered to be “qualified REIT dividends” eligible for a 20% deduction for non-corporate taxpayers. See “Additional Information—Tax Considerations” in this Prospectus and “Taxation” in the SAI.

REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Common Stock. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that a company must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters.

Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Foreign (Non-U.S.) Real Estate Companies. The Fund is permitted to invest in global real estate companies, including those located outside the United States. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%).

Convertible Securities. A convertible security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The fixed income or dividend component of a convertible security is referred to as the security’s “investment value.”

A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objectives.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment, companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

Debt Securities. The Fund may invest in debt securities issued by real estate companies, including REITs, and other types of issuers. The Fund’s investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, such as mortgage debt securities.

Below Investment Grade Securities. The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by the Advisor. Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating. The Fund does not invest in securities that are in default at the time of purchase. See Appendix A to the SAI for a description of certain ratings.

Warrants and Rights. The Fund may invest in warrants and rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Options. The Fund may sell (write) put or call options on an index or a security with the intention of earning option premiums in order to enhance current income. Generally, an option on a security gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index, and certain options on securities, give the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or security, as applicable, and the exercise price of the option. The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying this option.

Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with the SEC staff guidelines, which may permit the Fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with any mandatory redemption terms of any outstanding preferred shares. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

Derivatives Transactions

The Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result.

The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

Derivatives Transactions have economic leverage embedded in them. Economic leverage exists when the Fund achieves the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument achieving a return. The Fund cannot assure you that investments in Derivatives Transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of Derivatives Transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of Derivatives Transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of Derivatives Transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of Derivatives Transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under Derivatives Transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under Derivatives Transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Fund’s limitations on borrowings discussed above, but may create leverage for the Fund. To the extent that the Fund’s obligations under Derivatives Transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Forward Foreign Currency Exchange Contracts

The Fund could enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Advisor.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Advisor believes to be creditworthy institutions.

Under current interpretations of the SEC and its staff under the 1940 Act, the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to “cover” open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract’s full notional value while its position is open. With respect to contracts that the Fund is contractually obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund’s unpaid mark to market obligation rather than the entire notional amount. This is because the Fund’s maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Credit Facility

The Fund currently has entered into a revolving credit facility (the “Facility”) with BNP Paribas Prime Brokerage International Ltd. (“BNPP”). As of June 30, 2019, the Fund had outstanding borrowings of $460,000,000 under the Facility at a weighted average rate of 3.0%. If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings on the Facility or borrow from other financial institutions; however the Fund intends to maintain approximately the same leverage ratio following the offering of any common shares. See “Summary of Fund Expenses.”

Under the terms of the agreement with BNPP, the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $460,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of June 30, 2019, the aggregated value of rehypothecated securities was $426,860,368. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the Facility. During the six months ended June 30, 2019, the Fund earned $41,046 in rehypothecation income.

In the event the current facility is terminated or no longer is available to us on acceptable terms, there is no guarantee that an alternative facility will be available to us on acceptable terms or at all. Furthermore, it is possible that the amount of leverage available to us under any such credit facility may be limited due to other amounts borrowed by other funds for which the Advisor provides investment management or investment advisory services. As a result, it is possible that we may be restricted from borrowing when we would otherwise like to borrow, even though we have a credit facility in place. The following sets forth certain additional considerations in respect of our borrowings:

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Limitations. Borrowings by us are subject to certain limitations under the 1940 Act described above, including the amount of asset coverage required. In addition, agreements we enter related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act, including asset coverage and portfolio composition requirements.

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Distribution Preference. A lender’s rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See “Risk Factors and Special Considerations—General Risks—Leverage Risks.”

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Voting Rights. In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a RIC under the Code, we, subject to our ability to obtain funding by liquidating our assets or otherwise, intend to repay our borrowings.

Investment Restrictions. The Fund has adopted certain fundamental investments policies designed to limit investment risk and maintain portfolio diversification. See “Investment Restrictions” in the SAI for a complete list of the fundamental policies of the Fund. Fundamental policies may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund.

Except as expressly listed under “Investment Restrictions” in the SAI, none of the Fund’s policies (including with respect to the interest rate transactions described under the heading “Interest Rate Transactions”) is fundamental, and may be modified by the Board without shareholder approval.

Securities Lending. The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Common stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject.

Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund may be limited in the amount the Fund and its affiliates, including other funds, can invest in any one fund (a “Portfolio Fund”) to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote the Advisor may be required to vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund.

Restricted and Illiquid Securities. The Fund may invest without limit in restricted and illiquid securities. Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the Fund’s investment limitations, if applicable. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although they have retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Advisor will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Other Investments. The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, are invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the fiscal years ended December 31, 2016, 2017 and 2018, the portfolio turnover rate of the Fund was 15.6%, 13.3% and 10.8%, respectively. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

Temporary Defensive Investments. Upon the Advisor’s recommendation, during periods of unusual adverse market condition and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.

Further information on the investment objectives and policies of the Fund is set forth in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

GENERAL RISKS

Market Risk. Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Market Risk. The Fund will not invest in real estate directly, but will invest in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	falling home prices;

•	failure of borrowers to pay their loans;

•	early payment or restructuring of mortgage loans;

•	slower mortgage origination; and

•	rising construction costs.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

REIT Risk. In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Cycle Risks. Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-09. The decline in the values of real estate and real estate-related securities stemmed from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit markets, and had severe consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for investment companies, such as the Fund, and the REITs in which it invests, that focus their investments in real estate and real estate-related securities and significantly increased the risk of making investments in investment companies such as the Fund. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers’ inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general. There can be no assurance that the current period of recovery will be sustained or that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above.

These risks could also adversely affect the broader economy, which in turn could adversely affect the real estate markets. Any such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market, thereby reducing the Fund’s investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

Property Type Risks. Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Fund’s portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example:

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REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes: The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates.

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REITs that own hotels and resorts: These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and economic downturns could have a disproportionately negative impact on hospitality REITs.

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REITs that own, manage and operate shopping centers or other retail properties: The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

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REITs that own, manage and operate rental housing such as apartment buildings: Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

•	REITs that focus on investing in warehouse and industrial properties: The values of these properties may be adversely affected by changing patterns of global or regional trade.

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REITs that own or operate office buildings: These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants: The value of these properties will vary with the financial strength or business prospects of their tenants.

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REITs that own, manage and operate other types of specialized real estate, including self-storage facilities, manufactured homes and entertainment related facilities: The values of these properties are affected by changes in consumer preferences and general economic conditions.

Mortgage REIT Risks. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

Other Real Estate Risks. REITs and real estate companies are subject to risks associated with the ownership of real estate, including possible adverse changes in zoning laws, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected (which may lead to reinvestment of assets at lower prevailing interest rates), the risk of casualty or condemnation losses and terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate companies may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate company holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by publicly traded REITs generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments. REITs are exposed to special risks which affect real estate ownership and operations. For example:

•	REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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Environmental laws may make REITs responsible for cleanup costs at properties owned by the REITs even if the environmental damage was not caused by the REITs. For example, in connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a REIT or real estate company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of the REIT or real estate company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

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Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass through such costs increases to their tenants, these increases may result in reduced income and reduced valuations for affected properties and their REIT owners in which the Fund invests.

Ownership Limitation Risk. REITs are subject to the restriction that no more than 50% of the value of the REIT’s outstanding shares may be owned, beneficially or constructively, by five or fewer individuals at any time during the last half of each taxable year, other than the first year for which the REIT elects to be treated as a REIT. As a result of this restriction, the charters of most REITs contain ownership limitations that prohibit any shareholder from beneficially or constructively owning more than a certain percentage of the value of the outstanding shares of the REIT. There can be no assurance that these ownership limitations will prevent the REIT from violating the five-or-fewer restriction. Further, these ownership limitations may adversely affect our or a shareholder’s ability to invest in REITs.

Size Risks. REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Fund’s financial performance, especially if the Fund purchases or sells large amounts of an individual security within a short time.

The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively.

Tax and Regulatory Risks. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Alternatively, a REIT’s attempted compliance with the REIT requirements under the Code could adversely affect such REIT’s ability to execute its business plan. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Common Stock Risk. The Fund invests in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk.

Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Legal, Tax and Regulatory Risk” below.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Dividend Paying Equity Securities Risk. Dividends on common equity securities which the Fund holds are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Foreign (Non-U.S.) Securities Risk. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	foreign currency devaluation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.

Certain non-U.S. real estate companies in which the Fund invests may constitute “passive foreign investment companies.” See “Additional Information—Tax Considerations” in this Prospectus and “Taxation” in the SAI. This may subject the Fund to U.S. federal tax and interest charges, or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a “regulated investment company” (“RIC”).

Debt Securities Risk. Debt securities may decline in value when interest rates rise or when an issuer fails to pay or is perceived to be in a less than favorable position to pay interest and principal. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent it is invested in high yield securities be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on high yield securities will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily NAV of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

Lower-Rated Securities Risk. The Fund may invest in lower-rated securities, including securities rated below investment grade. Lower-rated securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve the Fund’s investment objectives may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund does not invest in securities which are in default at the time of purchase. A security will be considered to be investment grade if, at the time of investment, such security has a rating of “BBB-” or higher by S&P, “Baa3” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Advisor to be of comparable quality.

Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the common shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and pay interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Warrants and Rights Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Options Risk. Gains on options transactions depend on the Advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Advisor will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Dividend-producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Fund’s investments in dividend-producing equity income securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend-producing equity income securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s net asset value or provide “protection,” compared to other types of equity income securities, when markets perform poorly.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

•

Interest Rate Risk. The market value of bonds and other fixed-income or dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise.

The magnitude of these fluctuations in the market price of bonds and other income- or dividend-paying securities is generally greater for those securities with longer maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise, which would likely drive down the prices of income- or dividend-paying securities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated

interest rate and face value at maturity, not its current market price. Just like other income- or dividend-paying securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of income- or dividend-paying securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund’s common shares.

•

Issuer Risk. Issuer risk is the risk that the value of an income- or dividend-paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

•

Credit Risk. Credit risk is the risk that one or more income- or dividend-paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Lower-Rated Securities Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income- or dividend-paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Advisor may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objectives. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Advisor cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Advisor monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Restricted and Illiquid Securities Risk. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Derivatives Transactions Risk. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Advisor to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Certain OTC derivatives are also submitted for clearing though a central counterparty. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to a non-cleared OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Leverage Risk. The Fund currently uses financial leverage for investment purposes through a revolving credit facility with BNPP. As of June 30, 2019, the amount of leverage represented approximately 23% of the Fund’s managed assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for any preferred shares or debt outstanding. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, to the extent the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. For more information regarding the risks of a leverage capital structure to holders of the Fund’s common shares, see “—Special Risks to Holders of Common Shares—Leverage Risk.”

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in common shares should not view the Fund as a vehicle for trading purposes.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Active Management Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Each of the Fund and the Advisor may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Due to a lapse in appropriations, a partial U.S. government shutdown occurred from December 22, 2018 through January 25, 2019. The impact of the shutdown on the Fund, issuers in which the Fund invests, the financial markets and the broader economy is uncertain. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Fund’s investments and operations. In addition, the Fund’s ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

As previously discussed, Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The decision made in the British referendum may also lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute its respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Tax Cuts and Jobs Act of 2017. Congress has enacted a tax reform bill that, among other things, significantly changes the taxation of business entities (including by significantly lowering corporate tax rates), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). We cannot predict the impact, if any, of these changes to our business. Until we can evaluate how these changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

Regulation and Government Intervention Risk. The global financial crisis led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “Investment Objectives and Policies—Additional Risks Relating to Derivative Investments—Dodd-Frank Act Risk” in the SAI), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Advisor and the Fund. The Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Advisor and the Fund may be affected by governmental action in ways that are unforeseeable.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Trump administration has called for, and in certain instances has begun to implement, significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. In August 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. In December 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York published these alternative rates in April 2018.

There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income, “qualified REIT dividends,” or long term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to redeem preferred shares, if any, or repay borrowings, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Taxation.”

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Charter authorizes it to issue up to 300,000,000 common shares. The Board may make certain amendments to the Charter. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

Anti-Takeover Provisions. The Charter and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Certain Provisions of the Charter and By-laws.”

Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objectives.

Reliance on Service Providers Risk. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Advisor or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

SPECIAL RISKS TO HOLDERS OF COMMON SHARES

Dilution Risk. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by borrowing from BNPP and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or preferred shares and borrowing from other financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of June 30, 2019, the amount of leverage represented approximately 23% of the Fund’s managed assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make principal or interest payments on borrowings, or to repay borrowings, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. See “Taxation.”

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest requirements on the borrowings. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a repayment of some or all of the borrowings.

•

Impact on Common Shares. Assuming that leverage will (1) be equal in amount to approximately     % of the Fund’s managed assets, and (2) charge interest at a projected blended annual average interest rate of     %, then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately     % in order to cover such interest payments and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing     % of the Fund’s managed assets, the Fund’s current projected blended annual average interest rate of     % and a management fee at an annual rate of 0.85% of managed assets. These assumptions are based on the Fund’s fiscal year ended December 31, 2018, and $     million in common share offerings.

Assumed Return on Portfolio (Net of Expenses)	–10%	–5%	0%	5%	10%
Corresponding Return to Common Shareholder	%	%	%	%	%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Market Discount Risk. As described above in “—General Risks—Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long term investors and investors in common shares should not view the Fund as a vehicle for trading purposes.

SPECIAL RISK TO HOLDERS OF SUBSCRIPTION RIGHTS

There is a risk that changes in market conditions may result in the underlying common shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities.

INTEREST RATE TRANSACTIONS

The Fund may enter into interest rate swap or cap transactions to manage its borrowing costs, as well as to increase income. The use of such swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate any variable rate payment obligation on the Fund’s borrowings. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding borrowings or preferred shares or fails to comply with other covenants, the Fund may be required to prepay some or all of such borrowings or redeem some or all of such shares. Any such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or earmark cash or liquid assets having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND

GENERAL

The business and affairs of the Fund are managed under the direction of the Board of Directors. The members of the Board of Directors (the “Directors”) approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Advisor, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Advisor and the Fund’s co-administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

THE INVESTMENT ADVISER

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Board. The Advisor, a registered investment adviser, was formed in 1986, and as of September 30, 2019 had $70.8 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap value securities. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Under its Investment Management Agreement with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor is responsible for the management of the Fund’s portfolio. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Advisor.

For its services under the Investment Management Agreement, the Fund pays the Advisor a monthly investment management fee computed at the annual rate of 0.85% of the Fund’s average daily managed assets. Because the investment advisory fees are based on a percentage of managed assets, which includes assets attributable to the Fund’s use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor’s potential conflict of interest by periodically reviewing the Fund’s performance and use of leverage.

In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, administration, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

A discussion regarding the basis for the Fund’s Board approval of the Investment Management Agreement with the Advisor is available in the Fund’s semi-annual report for the six months ended June 30, 2019.

Additionally, the Fund and the Advisor have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement with the Fund, the Advisor is responsible for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. Under the Administration Agreement, the Fund pays the Advisor an amount equal to, on an annual basis, 0.06% of the Fund’s average daily managed assets.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street as co-administrator under a fund accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for certain fund administration services.

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

Thomas N. Bohjalian. Mr. Bohjalian is a vice president of the Fund. He joined the Advisor in 2003, and has been an executive vice president of the Advisor since 2012. Prior to that, Mr. Bohjalian was a senior vice president of the Advisor from 2006 through 2011.

William F. Scapell. Mr. Scapell is a vice president of the Fund. He joined the Advisor in 2003 and has been an executive vice president of the Advisor since 2014. Prior to that, Mr. Scapell was a senior vice president of the Advisor from 2003 through 2013.

Jason Yablon. Mr. Yablon is a vice president of the Fund. He joined the Advisor in 2004, and has been a senior vice president since 2014. Prior to that, Mr. Yablon was a vice president of the Advisor from 2008 through 2013.

Mathew Kirschner. Mr. Kirschner is a vice president of the Fund. He joined the Advisor in 2004, and has been a senior vice president since 2019. Prior to that, Mr. Kirschner was a vice president of the Advisor from 2010 through 2018.

The Advisor uses a team-based approach in managing the Fund. Mr. Bohjalian and Mr. Yablon direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the Fund’s preferred securities investments.

See “Management of the Fund—Compensation of Directors and Certain Officers” and “Investment Management and Other Services” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Board periodically evaluates, and will continue to periodically evaluate, the Fund’s common share distribution policy and may, in the future, change such common share distribution policy. The Fund pays distributions to its common shareholders on a monthly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Fund makes distributions to common shareholders pursuant to a “managed dividend policy,” which is a policy by which the Fund seeks to provide its common shareholders with a regular monthly dividend.

The Fund expects to derive ordinary income primarily from distributions received on the common and preferred REIT securities it owns. A portion of the distributions received with respect to REIT shares may be classified by those REITs as capital gains or returns of capital subsequent to the end of the Fund’s fiscal year. The Fund may also earn ordinary income from interest and from dividends received on other securities which it owns. The Fund’s ordinary income is reduced by the expenses incurred.

The 1940 Act allows the Fund to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by the Fund when it sells investments for amounts different from their adjusted tax basis.

GENERAL

A managed dividend policy would result in the payment of distributions in approximately the same amount or percentage to common shareholders each month (or other period set by our Board). If the source of the distribution were the original capital contribution of the common shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, common shareholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Common shareholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from us is net profits.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless a shareholder elects to opt out of the plan. See “Reinvestment Plan.”

MANAGED DIVIDEND POLICY

The Fund has a managed distribution policy (the “Policy”) in accordance with exemptive relief issued by the SEC. The Policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. In accordance with the Policy, the Fund currently distributes $0.08 per share on a monthly basis. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital.

The Fund may therefore pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. These effects could have a negative impact on the price investors receive when they sell shares of the Fund.

The actual source of all distributions paid by the Fund, including net investment income, is subject to change and is not determined until after the end of the year. This is because the Fund invests primarily in REITs and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. Until the Fund receives a final determination from these companies as to the source of distributions—generally around January 31 of the following year—the Fund cannot provide a final determination of the source of distributions paid.

If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would generally be deemed a return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a shareholder’s original investment, it is generally not taxable and is treated as a reduction in the shareholder’s tax basis, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

The Fund’s distributions for the past five fiscal years have not included a return of capital.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. Distributions sourced from paid-in capital should not be considered as the dividend yield or total return of an investment in the Fund. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

In accordance with the Policy, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. The Board may amend, terminate or suspend the Policy at any time, which could have an adverse effect on the effect of the market price of the Fund’s common shares.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestments of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestments of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the common shares and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s Charter and its By-Laws (the “Governing Documents”). For complete terms of the common shares, please refer to the actual terms of such shares, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).

COMMON SHARES

The Fund is incorporated under the laws of the state of Maryland as a corporation pursuant to the Fund’s Charter, dated August 22, 2001. The Fund is authorized to issue up to 300,000,000 shares of common stock, par value $0.001 per share (“common shares”). Each common share has one vote and, when issued and paid for in accordance with the terms of the applicable offering, will be fully paid and non-assessable. All common shares are equal as to distributions, assets and voting privileges and have no conversion, appraisal, preemptive or other subscription rights. The Fund will send annual and semiannual reports, including financial statements, to all holders of its shares. In the event of liquidation, each of the Fund’s common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the Fund’s common shares as described below.

Any additional offerings of shares will require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders.

The Fund’s outstanding common shares have been listed and traded on the NYSE under the symbol “RQI” since February 28, 2002. The Fund’s common shares have historically traded at both a premium and a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as high as (38.5)% and a premium as high as 17.1%. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2018 through December 31, 2018 was 365,217.3 shares.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act, Maryland law, the Governing Documents or resolutions adopted by the Directors provide for a vote of the Fund’s common shareholders. See “Certain Provisions of the Charter and By-laws.”

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, has authorized the repurchase of up to 10% of the Fund’s outstanding common shares through December 31, 2019. During the year ended December 31, 2018, the Fund did not repurchase any common shares. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

Book-Entry. The common shares will be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

SUBSCRIPTION RIGHTS

General. We may issue subscription rights to holders of our common shares to purchase additional common shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the number of rights required to purchase a single common share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we would issue, as soon as practicable, the common shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

PREFERRED SHARES

The Governing Documents provide that the Board may authorize and cause the Fund to issue preferred shares, with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Although terms of any preferred shares that the Fund might issue in the future, including liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Governing Documents, the Fund also believes that it is likely that the terms of any such preferred shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the directors at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Charter and By-laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of any preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to the common shares, while any resale of shares by the Fund would increase that leverage.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Governing Documents. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

OUTSTANDING SECURITIES

The following information regarding the Fund’s authorized shares is as of September 30, 2019.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	300,000,000	—	109,217,448

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes, each having a term of three years and until their successors are duly elected and qualify. At the annual meeting of shareholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the votes entitled to be cast for the election of directors.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) a merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) the issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with Borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under Federal or Maryland law.

However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund’s By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a shareholders’ meeting where the Fund has not received notice of the matters. To be timely, a shareholder’s notice shall set forth all information required under the By-Laws and shall be delivered to the secretary at the principal executive officer of the Fund not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.pm, Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s shareholders generally.

Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their common shares at the request of the shareholder. This means that if you wish to sell your common shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares of the fund, the open-end fund will redeem or buy back the shares at net asset value. Also, open-end funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Common shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the common shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized the repurchase of up to 10% of the Fund’s outstanding common shares through December 31, 2019. This authorization is a standing authorization that may be executed in the discretion of the Fund’s officers. The Fund’s officers are authorized to use the Fund’s general corporate funds to repurchase common shares. While the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board, and the Fund does not currently intend to incur debt to finance common share repurchases. Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund. The Fund has not and will not, unless otherwise set forth in a Prospectus Supplement and accomplished in accordance with applicable law and positions of the SEC’s staff, repurchase common shares (i) immediately after the completion of an offering of common shares (i.e., within sixty days of an overallotment option period) or (ii) at a price that is tied to the initial offering price. See “Plan of Distribution.”

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings to its common shareholders to purchase additional common shares. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

The Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains, qualified dividend income, or “qualified REIT dividends” into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

TAXATION OF SHAREHOLDERS

Distributions paid to you by the Fund from its investment company taxable income (“ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Distributions from REITs, however, generally do not qualify for the dividends received deduction or as qualified dividend income. Accordingly, there can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Under recently proposed regulations on which taxpayers are entitled to rely, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. common shareholders, provided that certain holding period and other requirements are met by the shareholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long term capital gain of individuals is generally subject to reduced U.S. federal income tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

Generally, after the close of the calendar year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.

Except in the case of a repurchase (the consequences of which are described in the SAI under “Taxation—Taxation of Shareholders—Taxation of U.S. Shareholders”), the sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if the common shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare, located at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and Voluntary Cash Purchase Plan and as transfer agent and registrar with respect to the common shares of the Fund.

PLAN OF DISTRIBUTION

We may sell securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts 02116 and Venable LLP, 750 East Pratt Street, Baltimore, Maryland, 21202, in connection with the offering of the securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                 serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund.                  is located at                 .

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares are listed on the NYSE under the symbol “RQI.” Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York 10005, as the case may be.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Advisor, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of                 , 2019 has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at 280 Park Avenue, New York, NY 10017, or by calling the Fund toll-free at 800-330-7348. The Table of Contents of the SAI is as follows:

$890,000,000

Cohen & Steers

Quality Income Realty Fund, Inc.

Common Stock

Subscription Rights to Purchase Common Stock

PROSPECTUS

            , 2019

Filed Pursuant to Rule 497

Registration Statement No. 333-

PROSPECTUS SUPPLEMENT

(To Prospectus dated                 , 2019)

Shares

Cohen & Steers Quality Income Realty Fund, Inc.

Common Stock

We are offering for sale                  shares of our common stock (“common shares”). Our common shares are traded on the New York Stock Exchange (the “NYSE”) under the symbol “RQI.” The last reported sale price for our common shares on      ,      was $                 per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our common shares.

	Per Share	Total(1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

[The underwriters may also purchase up to an additional                  common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 45 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $                 and the total underwriting discounts and commissions would be $                . The common shares will be ready for delivery on or about                 ,                .]

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-330-7348 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to Cohen & Steers Quality Income Realty Fund, Inc. This Prospectus Supplement also includes trademarks owned by other persons.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred share offering expenses.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)%
Dividend Reinvestment Plan Fees	None(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	%(2)
Interest on Borrowed Funds
Other Expenses	%(3)
Total Annual Expenses	%(2)

(1)	Shareholders participating in the Fund’s Reinvestment Plan do not incur any additional fees. See “Reinvestment Plan.”
(2)

The Advisor ‘s fee is a monthly fee computed at an annual rate of 0.85% of the Fund’s average daily managed assets. Consequently, since the Fund has borrowings outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(3)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

EXAMPLE

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

*

The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $     based on the public offering price of $     per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objectives and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Investment Objectives and Policies.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		NAV		Discount
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2017	$13.26	$12.00	$13.93	$13.05	(3.34)%	(9.02)%
June 30, 2017	$13.01	$12.22	$13.90	$13.12	(3.17)%	(7.95)%
September 30, 2017	$13.13	$12.46	$13.84	$13.21	(3.39)%	(7.01)%
December 31, 2017	$12.89	$12.25	$13.96	$13.29	(5.92)%	(9.38)%
March 31, 2018	$12.65	$10.67	$13.59	$11.56	(0.89)%	(11.44)%
June 30, 2018	$12.02	$11.15	$13.02	$11.80	(0.50)%	(8.05)%
September 30, 2018	$12.61	$11.88	$13.52	$12.70	(4.72)%	(8.27)%
December 31, 2018	$12.37	$9.93	$13.16	$11.18	(3.59)%	(14.38)%
March 31, 2019	$12.80	$10.26	$13.83	$11.40	(7.01)%	(11.68)%
June 30, 2019	$14.31	$12.57	$14.57	$13.35	(1.32)%	(7.81)%
September 30, 2019	$15.92	$13.60	$15.31	$13.97	5.15%	(3.66)%
December 31, 2019 (October 1, 2019 through November 20, 2019)	$15.95	$14.21	$15.46	$14.42	3.70%	(2.42)%

The last reported price for our common shares on November 20, 2019 was $14.71 per share. As of November 20, 2019, the net asset value per share of the Fund’s common shares was $14.90. Accordingly, our common shares traded at a discount to net asset value of (1.28)% on November 20, 2019.

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts and Venable LLP, Baltimore, Maryland in connection with the offering of the securities.

Cohen & Steers

Quality Income Realty Fund, Inc.

Common Stock

PROSPECTUS SUPPLEMENT

            , 2019

Filed Pursuant to Rule 497

Registration Statement No. 333-

PROSPECTUS SUPPLEMENT

(To Prospectus dated                 , 2019)

[GRAPHIC OMITTED]

Rights for                  Shares

Subscription Rights to Purchase Common Stock

We are issuing subscription rights to our common shareholders to purchase shares of our common stock (“common shares”). Our common shares are traded on the NYSE under the symbol “RQI.” The last reported sale price for our common shares on     ,      was $     per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our common shares.

	Per Share	Total(1)
Subscription price of Common Shares	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-330-7348 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION [OR ACCRETION] OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE [OR BELOW] THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.                 ,

The common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about                 , 2019. If the offer is extended, the common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about                 , 2019.

The date of this Prospectus Supplement is                 , 2019

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to Cohen & Steers Quality Income Realty Fund, Inc. This Prospectus Supplement also includes trademarks owned by other persons.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$

Title	Subscription Rights to Purchase Common Shares

Subscription Price	Rights may be exercised at a price of $ per common share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares on , (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each share of Common Stock of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Common Share	A holder of Rights may purchase common shares of the Fund for every Rights exercised. See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $ . See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $    . This figure is based on the Subscription Price per share of $ and assumes all new common shares offered are sold and that the expenses related to the Offer estimated at approximately $     are paid.

The Advisor anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. See “Investment Objectives and Policies.” Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

ERISA	See “Employee Plan Considerations.”
Rights Agent	[To be provided.]

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)%
Dividend Reinvestment Plan Fees	None(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	%(2)
Interest on Borrowed Funds
Other Expenses	%(3)
Total Annual Fund Operating Expenses	%(2)

(1)	Shareholders participating in the Fund’s Reinvestment Plan do not incur any additional fees. See “Reinvestment Plan.”
(2)

The Advisor ‘s fee is a monthly fee computed at an annual rate of 0.85% of the Fund’s average daily managed assets. Consequently, since the Fund has borrowings outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(3)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

EXAMPLE

The following example illustrates the expenses (including the maximum estimated sales load of $     and estimated offering expenses of $     from the issuance of $     million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred

*

The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $                , based on the Subscription Price per share of $                , assuming all new shares of Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $                 are paid and after deduction of the underwriting discounts and commissions. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objectives and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Investment Objectives and Policies.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		NAV		Discount
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2017	$13.26	$12.00	$13.93	$13.05	(3.34)%	(9.02)%
June 30, 2017	$13.01	$12.22	$13.90	$13.12	(3.17)%	(7.95)%
September 30, 2017	$13.13	$12.46	$13.84	$13.21	(3.39)%	(7.01)%
December 31, 2017	$12.89	$12.25	$13.96	$13.29	(5.92)%	(9.38)%
March 31, 2018	$12.65	$10.67	$13.59	$11.56	(0.89)%	(11.44)%
June 30, 2018	$12.02	$11.15	$13.02	$11.80	(0.50)%	(8.05)%
September 30, 2018	$12.61	$11.88	$13.52	$12.70	(4.72)%	(8.27)%
December 31, 2018	$12.37	$9.93	$13.16	$11.18	(3.59)%	(14.38)%
March 31, 2019	$12.80	$10.26	$13.83	$11.40	(7.01)%	(11.68)%
June 30, 2019	$14.31	$12.57	$14.57	$13.35	(1.32)%	(7.81)%
September 30, 2019	$15.92	$13.60	$15.31	$13.97	5.15%	(3.66)%
December 31, 2019 (October 1, 2019 through November 20, 2019)	$15.95	$14.21	$15.46	$14.42	3.70%	(2.42)%

The last reported price for our common shares on November 20, 2019 was $14.71 per share. As of November 20, 2019, the net asset value per share of the Fund’s common shares was $14.90. Accordingly, our common shares traded at a discount to net asset value of (1.28)% on November 20, 2019.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

DILUTION RISK

As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each Common Shareholder’s Common Shares. To the extent that the number of Common Shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund’s net assets, you will, at the completion of the Offer, experience immediate dilution of NAV. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is     %. In addition, if the Subscription Price for the Offer is less than the Fund’s NAV per Common Share as of the Expiration Date, you would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV per Common Share at the expiration of the Offer, such dilution could be substantial. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV of the Common Shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Common Shareholders who do not exercise their Rights. The Fund cannot state precisely the amount of any decrease because it is not known at this time how many Common Shares will be subscribed for or what the NAV or market price of the Fund’s Common Shares will be on the Expiration Date or what the Subscription Price will be. For example, based on the Fund’s NAV and market price of the Common Shares on     , 2019 and on each of the four (4) preceding trading days, the Subscription Price would be less than NAV and there would be dilution. Assuming full exercise of the Rights being offered at the Subscription Price and assuming that the Expiration Date was     , 2019, it is estimated that the per Common Share dilution resulting from the Offer would be $     per Common Share or     %.

In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.

The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer. Rights holders can transfer or sell their Rights. The cash received from the sale of Rights may be viewed as partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the Primary Subscription and Over-Subscription Privilege.]

[Additional risks to be provided]

RIGHTS OFFERING

This rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts and Venable LLP, Baltimore, Maryland in connection with the offering of the securities.

Cohen & Steers

Quality Income Realty Fund, Inc.

Common Stock

Issuable Upon Exercise of Rights to

Subscribe to Such Common Stock

PROSPECTUS SUPPLEMENT

            , 2019

Subject to Completion, dated November 21, 2019

Cohen & Steers Quality Income Realty Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Cohen & Steers Quality Income Realty Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on February 28, 2002. Cohen & Steers Capital Management, Inc. (the “Advisor”) serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated     , 2019, and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s securities, and investors should obtain and read the Prospectus prior to purchasing such securities. This SAI incorporates by reference the entire Prospectus. You may request a free copy of the Prospectus by calling 800-330-7348 or by writing to the Fund. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated     , 2019.

2

THE FUND

The Fund was incorporated as a Maryland corporation on August 22, 2001 and is a diversified, closed-end management investment company registered under the 1940 Act. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “RQI.”

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INVESTMENT POLICIES

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which the Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The Fund invests in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five

3

years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Contingent Convertible Securities. One type of convertible security in which the Fund could invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon

4

suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

Unpredictable Market Value Fluctuations. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Small- and Mid-Capitalization Company Risk. In addition to the risks described in the Prospectus, investments in small- and mid-cap company stocks may be subject to the following risks.

•

Small- and Mid-Cap Stock Risk. Small- and mid-cap company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Small- and mid-cap companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small- and mid-cap company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small- and mid-cap company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small- and mid-cap company stocks may not be well known to the investing public.

•

Unseasoned Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up

5

companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

•

Small-Cap and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While small-cap or emerging growth company issuers may offer greater opportunities for capital appreciation than large-cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small-cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small-cap companies are generally little known to most individual investors although some may be dominant in their respective industries. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small-cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small-cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

6

Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Advisor with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

Asset-Backed and Mortgage-Backed Securities. The Fund could invest in asset-backed and mortgage-backed securities, although investments in asset- or mortgage-backed securities do not constitute a substantial part of the Fund’s investment portfolio.

Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, a pool of mortgage loans secured by real property. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset-backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, home equity loans, leases or royalties in pass-through structures similar to mortgage-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Advisor believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset- and mortgage-backed securities and are passed on to the holders of the asset- and mortgage-backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Options. The Fund may purchase or sell, i.e., write, options on securities (including securities of ETFs), securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise

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price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Advisor to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase

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transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. The Fund may enter into futures contracts or options on futures contracts, including futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including, but not limited to, U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as

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“variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices; possible reduction of the yield of the Fund due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contracts and the securities being hedged; losses from investing in futures transactions that are potentially unlimited; and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid assets equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other liquid assets that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon. The Fund could purchase or sell interest rate futures contracts to, for example, take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt or preferred securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt or preferred securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt or preferred securities with longer maturities and investing in debt or preferred securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

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Similarly, the Fund could purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt or preferred securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt or preferred securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt or preferred securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt or preferred securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt or preferred securities, it may or may not be less risky than ownership of the futures contract or underlying debt or preferred securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund could purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt or preferred securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

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The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Advisor, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts can protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it could purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund could write put and call options on securities index futures contracts for hedging purposes.

ADDITIONAL RISKS RELATING TO DERIVATIVE INVESTMENTS

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

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Failure of Futures Commission Merchants and Clearing Organizations Risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the Commodities Exchange Act (the “CEA”) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (the “CFTC”) as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposed a new regulatory structure on derivatives markets, with particular emphasis on swaps and security based swaps (collectively “swaps”). This regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations, making determinations and providing guidance to implement the Derivatives Title, though certain aspects of the regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Advisor may be required to become a participant of an execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an

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intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Advisor and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly.

Additionally, the Regulators have finalized regulations with a phased implementation that require swap dealers to collect from, and post to, the Fund variation margin (and initial margin, if the Fund exceeds a specified exposure threshold) for uncleared derivatives transactions in certain circumstances. U.S. federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The CFTC and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund. Changing approaches to regulation may have a negative impact on the securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Advisor expects. Whether the Fund achieves its investment objectives may depend on, among other things, whether the Advisor correctly forecasts market reactions to this and other legislation. In the event the Advisor incorrectly forecasts market reaction, the Fund may not achieve its investment objectives.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Advisor to predict correctly movements in the direction of interest and foreign

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currency rates. If the Advisor’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. CFTC Rule 4.5, upon which the Fund relies to avoid having its adviser register with the CFTC as a “commodity pool operator,” imposes certain “commodity interest” trading restrictions on the Fund (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps). These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) ”bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Advisor was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on

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repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objectives, are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Non-fundamental policies may be changed by the Fund’s Board without shareholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Fundamental Investment Restrictions

The Fund may not, without the approval of the holders of a majority of the Fund’s outstanding voting securities:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its managed assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of managed assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies; and

6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the U.S. real estate industry, in which at least 25% of the Fund’s managed assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after the issuance the value of the Fund’s assets is at least 200% of the liquidation preference of the outstanding preferred stock (i.e., such liquidation preference may not exceed 50% of the Fund’s assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation preference.

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Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s assets less liabilities other than the borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33-1/3% of the Fund’s assets less liabilities other than borrowings). In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the borrowings, is at least 300% of such principal amount.

Additional Non-Fundamental Investment Restrictions

Currently, the Fund may not:

1. Invest more than 10% of its total assets in debt securities issued or guaranteed by real estate companies;

2. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings;

4. Acquire or retain securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act or any exemption or acquired as part of a merger.

4. Invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality; or

5. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors.

Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “CNS.”

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The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the fund complex, and other directorships held by the Director are set forth below.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office(5)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(2)
Interested Directors(3)
Robert H. Steers 1953	Director and Chairman	(4)	Chief Executive Officer of the Investment Manager and its parent, Cohen & Steers, Inc. (CNS), since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Investment Manager since 2003 and CNS since 2004.	21	Since 1991

Joseph M. Harvey 1963	Director	(4)	President and Chief Investment Officer of the Investment Manager since 2003 and President of CNS since 2004.	21	Since 2014
Independent Directors
Michael G. Clark 1965	Director	(4)	Chartered Financial Analyst; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	(4)	Attorney-at-law.	21	Since 1993

C. Edward Ward, Jr. 1946	Director	(4)	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange from 1979 to 2004.	21	Since 2004

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(table continued from previous page)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office(5)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(2)
Dean A. Junkans 1959	Director	(4)	Chartered Financial Analyst; Advisor to SigFig since July, 2018; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

Gerald J. Maginnis 1955	Director	(4)	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	21	Since 2015

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(table continued from previous page)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office(5)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(2)
Jane F. Magpiong 1960	Director	(4)	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

Daphne L. Richards 1966	Director	(4)	Independent Director of Cartica Management, LLC since 2015; Member of Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(3)	“Interested person,” as defined in the 1940 Act, of the Fund because of affiliation with the Investment Manager (Interested Directors).

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(4)	Until next election of Directors.
(5)	The Board has adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

Each Director has been a Director of the Fund since its inception. Additional information follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Independent Director possesses which the Board believes has prepared him or her to be an effective Director.

•

Michael G. Clark— In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Clark has served as the Cohen & Steers Fund Complex’s lead Independent Director since January 2018, acting as liaison between the Boards and the Independent Directors. Mr. Clark has also served as the Chairman of the Boards’ Dividend Committee since January 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Clark served as President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to that, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 25 years of investment management and financial services industry experience.

•

George Grossman— In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contract Review Committee, coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third-party service provider.

•

C. Edward Ward Jr.— In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Ward has over 32 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a Master of Business Administration degree from Harvard University and served as a trustee of a private university.

•

Dean A. Junkans— In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Junkans has served as the Chairman of the Boards’ Governance Committee since 2018, acting as liaison between the Boards and the Investment Company Institute. Currently, Mr. Junkans also serves as an Advisor to SigFig since July 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He was a member and Chair of the Claritas Advisory Committee at the CFA Institute from 2013 to 2015, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

•

Gerald J. Maginnis— Prior to becoming a Director of the Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and was a member of the Council of the American Institute of Certified Public Accounts (AICPA) from 2013 to 2017. He was a member of the Board of Directors of PICPA from 2012 to 2016 and has been a member of the Board of Trustees of the AICPA Foundation since 2015. He has previously served on

21

the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University, and is a Certified Public Accountant.

•

Jane F. Magpiong— Prior to becoming a Director of the Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 26 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.

•

Daphne L. Richards— In addition to her tenure as a Director of the Cohen & Steers Funds, Ms. Richards serves as an Independent Director of Cartica Management, LLC since 2015. She is also a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and is the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the boards of other funds in the Cohen & Steers Fund Complex) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Fund’s and the Investment Manager’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairman of the Boards is an

22

interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Each Board has determined that its leadership structure, in which the Independent Directors have designated Michael G. Clark as lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above) their addresses, their years of birth, and their principal occupations for at least the past five years are set forth below.

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served(3)

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since 2003 and prior to that, Senior Vice President of the Investment Manager.	2005

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of the Investment Manager since 2019. Prior to that, Vice President of the Investment Manager since 2013.	2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of the Investment Manager since 2014. Prior to that, Senior Vice President of the Investment Manager since 2006.	2006

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of the Investment Manager since 2015. Prior to that, Senior Vice President of the Investment Manager since 2008. Chief Compliance Officer of the Investment Manager, the Cohen & Steers funds, Cohen & Steers Asia Limited and Cohen & Steers Securities, LLC since 2007, 2006, 2005 and 2004, respectively.	2006

Albert Laskaj 1977	Treasurer	Senior Vice President of the Investment Manager since 2019. Vice President of the Investment Manager since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	2015

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board and serves at the pleasure of the Board.
(3)	The length of time served represents the year in which the officer was first appointed to any fund in the Cohen & Steers Fund Complex.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex, each as of December 31, 2018.

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—Over $100,000

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	Dollar Range of Equity Securities in the Fund as of December 31, 2018	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of December 31, 2018
Robert H. Steers	A	E
Joseph M. Harvey	D	E
Michael G. Clark	C	E
George Grossman	B	E
C. Edward Ward, Jr.	C	D
Dean A. Junkans	C	E
Gerald J. Maginnis	C	E
Jane F. Magpiong	A	E
Daphne L. Richards	A	E
Frank K. Ross(1)	C	D

(1)	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

The Fund’s Board has five standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committee are Mses. Magpiong and Richards and Messrs. Junkans and Ward. The members of the Audit Committee are Messrs. Clark, Grossman and Maginnis. Mr. Maginnis was elected to serve as Audit Committee Chair effective January 1, 2019. The members of the Dividend Committee are Ms. Magpiong and Messrs. Clark, Junkans and Maginnis.

For the fiscal year ended December 31, 2018, the number of committee meetings was as follows:

Contract Review Committee	Governance Committee	Nominating Committee	Audit Committee	Dividend Committee
2	5	1	5	1

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s accounting and financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board after reviewing investment management and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board, including the number of Independent Directors, and the compensation of Independent Directors for service on the Board and any Board committee.

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the

24

day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee Chairman maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Manager and certain service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. However, it is not possible to eliminate all of the risks to the Fund. The Board also receives reports from counsel to the Fund and the Investment Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

COMPENSATION OF DIRECTORS AND OFFICERS.

Officers of the Fund and Interested Directors do not receive any compensation from any Fund or any other fund in the Cohen & Steers Fund Complex, except for the Chief Compliance Officer, who receives less than $60,000 from the Fund. The Independent Directors are paid an annual base retainer of $149,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Independent Directors are also reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairman are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairman of the Dividend Committee is not paid. The Nominating Committee Chairperson is paid $20,000 per year, to the extent a Board seat will be filled in that year and potential Board candidates are being interviewed and considered, for his work in connection with the Cohen & Steers Fund Complex. The Lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. The column headed “Total Compensation Paid to Director or Officer by Fund Complex,” represents the compensation paid by the twenty-one funds that each Director served in the Fund Complex during the calendar year ended December 31, 2019. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

The following table sets forth information regarding compensation of Directors of the Fund for the fiscal year ended December 31, 2018 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2018. Officers of the Fund, other than the Chief Compliance Officer, and Interested Directors do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex. The table also sets forth the compensation of the Chief Compliance Officer by the Fund for the calendar year ended December 31, 2018. In the column headed “Total Compensation

25

to Directors by Cohen & Steers Fund Complex,” the compensation paid to each Director represents the twenty-two funds that each Director served in the Cohen & Steers Fund Complex during 2018. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2018

Name of Person and Position	Aggregate Compensation from the Fund	Total Paid to Directors by Cohen & Steers Fund Complex
Interested Directors
Robert H. Steers, Director and Chairman*	$0	$0
Joseph M. Harvey*, Director	$0	$0
Independent Directors
Michael G. Clark, Director	$11,259	$239,500
George Grossman, Director & Contract Review Committee Chairman	$9,848	$209,500
Dean Junkans, Director	$9,848	$209,500
Gerald J Maginnis, Director	$8,908	$189,500
Jane F. Magpiong, Director	$8,908	$189,500
Daphne L. Richards, Director	$8,908	$189,500
Frank K. Ross, Director & Audit Committee Chairman**	$10,083	$214,500
C. Edward Ward, Jr., Director	$8,908	$189,500
Lisa Phelan, Chief Compliance Officer	$32,959	$362,500

*	Interested Directors.
**	Frank Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

LIMITATION OF DIRECTOR’S AND OFFICERS’ LIABILITY

The Governing Documents limit the liability of the Directors and officers to the Fund or its stockholders to the maximum extent permitted by Maryland law and provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by Maryland law. However, nothing in the Governing Documents protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Board. The Advisor, a registered investment adviser, was formed in 1986, and as of September 30, 2019 had $70.8 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap

26

value securities. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Under its Investment Management Agreement with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor is responsible for the management of the Fund’s portfolio. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Advisor.

For its services under the Investment Management Agreement, the Fund pays the Advisor a monthly investment management fee computed at the annual rate of 0.85% of the Fund’s average daily managed assets. Because the investment advisory fees are based on a percentage of managed assets, which includes assets attributable to the Fund’s use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor’s potential conflict of interest by periodically reviewing the Fund’s performance and use of leverage.

In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, administration, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Pursuant to the Investment Management Agreement, for the fiscal years ended December 31, 2016, 2017 and 2018, the Advisor earned $16,684,707, $16,479,853 and $15,594,645, respectively. A discussion regarding the basis for the Fund’s Board approval of the Investment Management Agreement with the Advisor is available in the Fund’s semi-annual report for the six months ended June 30, 2019.

The Investment Management Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by the Fund’s Board of Directors, by a vote of a majority of the Fund’s shares or by the Advisor.

Additionally, the Fund and the Advisor have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement with the Fund, the Advisor is responsible for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. Under the Administration Agreement, the Fund pays the Advisor an amount equal to, on an annual basis, 0.06% of the Fund’s average daily managed assets of the Fund. Pursuant to the Administration Agreement, for the fiscal years ended December 31, 2016, 2017 and 2018, the Advisor earned $392,581, $584,023 and $1,100,799, respectively.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street as co-administrator under a fund

27

accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for certain fund administration services.

Under the Co-Administration Agreement, the Fund pays State Street a monthly co-administration fee. The co-administration fee paid by the Fund to State Street is computed on the basis of the average daily managed assets of the Fund at an annual rate equal to 0.007% of the first $5 billion in managed assets, 0.0045% of the next $7.5 billion in managed assets, 0.0035% of the next $17.5 billion in managed assets, and 0.0025% of managed assets in excess of $30 billion, with a minimum fee of $42,000. The Fund also pays certain fixed amounts for additional services. The aggregate fee paid by the Fund and the other Cohen & Steers Funds to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. Pursuant to the Co-Administration Agreement, for the fiscal years ended December 31, 2016, 2017 and 2018, State Street earned $    , $     and $    , respectively.

State Street also serves as the Fund’s custodian and Computershare has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar” in the Prospectus.

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed

The information below lists other accounts for which Messrs. Bohjalian, Scapell, Yablon and Kirschner were primarily responsible for the day to day management as of September 30, 2019.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets
Thomas N. Bohjalian	Registered Investment Companies:	6	$17.06B
	Other Pooled Investment Vehicles:	16	$10.49B
	Other Accounts:	19	$3.32B
Mathew Kirschner	Registered Investment Companies:	2	$1.91B
	Other Pooled Investment Vehicles:	6	$9.88B
	Other Accounts:	0	$0
William F. Scapell	Registered Investment Companies:	10	$16.84B
	Other Pooled Investment Vehicles:	16	$2.61B
	Other Accounts:	22	$3.46B
Jason A. Yablon	Registered Investment Companies:	6	$16.72B
	Other Pooled Investment Vehicles:	9	$602.7M
	Other Accounts:	7	$3.82B

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OWNERSHIP OF SHARES IN THE FUND

As of October 31, 2019, Messrs. Bohjalian, Scapell, Yablon and Kirschner owned the following amounts of equity securities of the Fund.

Name	Dollar Range of Equity Securities Held in Fund
Thomas N. Bohjalian	None
Mathew Kirschner	None
William F. Scapell	None
Jason A. Yablon	None

CONFLICTS OF INTEREST

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio

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manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The investment advisor compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. The Advisor uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the FTSE NAREIT Equity REITs Index with respect to Messrs. Bohjalian and Yablon and the ICE BofAML REIT Preferred Securities Index with respect to Mr. Scapell. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income through investment in real estate securities, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has two funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of The Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the registrant’s investment advisor and CNS. While the annual salaries of the investment advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Fund does not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination.

The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Cohen & Steers website, within 60 days after the end of each semi-annual period. These semi-annual holdings are also filed with the SEC within 70 days of the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days of the end of the first and third fiscal quarters, as part of Form N-Q. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT no later than 30 days after the end of each month, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter.

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In addition, pursuant to policies and procedures approved by the Board of Directors, the Fund posts a preliminary list of portfolio holdings on the website quarterly, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Advisor may freely distribute them to third parties. This information remains available until the Fund files a publicly available report on Form N-Q (or, once Form N-Q is rescinded, Form N-PORT) or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Funds’ website or by calling 800-330-7348.

Pursuant to the Fund’s portfolio holdings disclosure policies and procedures, the following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1.

The Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by the President and Chief Executive Officer, Chief Compliance Officer, secretary, assistant secretary, treasurer or assistant treasurer of the Fund after the receipt of an executed confidentiality agreement. Under these circumstances, the Fund’s portfolio holdings may be disclosed, without limitation, to the following third parties: Bloomberg, Broadridge, Inc., Donnelley Financial Solutions, Interactive Data Corporation, Institutional Shareholder Services, Inc., Investment Company Institute, Eze Software Group, Moody’s, S&P, Thomson Reuters, Factset, Morningstar and MSCI. The third parties listed are as of December 31, 2018 and are subject to change.

2.

The Fund’s portfolio holdings may also be disclosed between and among the Fund’s Advisor, administrator, co-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3.

The Fund’s Advisor, administrator, co-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the Fund’s portfolio holdings.

4.

The Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Fund’s Chief Compliance Officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security

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may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.

5.

Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order.

6.

In certain circumstances, Cohen & Steers may provide Fund portfolio holdings information on an accelerated basis outside of an ongoing arrangement. For example, from time to time Cohen & Steers may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about the Fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. The RFP will include a confidentiality legend stating that the information contained in the RFP is confidential and the recipient agrees not to trade on such information. Any information will only be provided in cases where Cohen & Steers has reason to believe that the data will be used only for legitimate business purposes.

7.

Cohen & Steers occasionally may work with a transition manager to move a large account into or out of the Fund. To reduce the impact to the Fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. Cohen & Steers may provide accelerated portfolio holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate confidentiality agreement.

8.

The Fund may from time to time post portfolio holdings on the Cohen & Steers website on a more timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

PORTFOLIO TRANSACTIONS

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Fund generally does not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor will only cause the Fund to engage in these transactions if they deem such

32

participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment of the Fund.

The Advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.

The Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.

Research and investment information may be provided by brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s expenses, it is not possible to estimate its value, and in the opinion of the Advisor, it does not reduce the Advisor’s expenses in a determinable amount.

The Advisor may take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.

Since the fiscal year ended December 31, 2016 through the fiscal year ended December 31, 2018 the Fund paid the following amounts in total brokerage commissions: the following amounts in total brokerage commissions:

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2018
RQI	$691,547	$419,578	$545,679

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PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Advisor determines that portfolio changes are appropriate. For example, an increase in the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund’s portfolio turnover rate for the years ended December 31, 2016, 2017 and 2018 was 33%, 25% and 26%, respectively. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common shareholders. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Except as expressly provided otherwise, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

TAXATION OF THE FUND

The Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i)

derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income

34

(including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)

diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would generally be subject to tax on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be

35

eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be subject to tax as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains, qualified dividend income, or “qualified REIT dividends” into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”), which may include foreign entities organized as real estate investment trusts in their jurisdiction, could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high-yield securities”). A portion of the interest payments on such high-yield securities may be treated as dividends for certain U.S. federal income tax purposes.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to special rules or to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company

37

taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities, the Fund will not be eligible to elect to “pass-through” to its shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

TAXATION OF SHAREHOLDERS

Taxation of U.S. Shareholders. Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions from REITs generally do not qualify for the dividends received deduction or as qualified dividend income. Accordingly, there can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Under recently proposed regulations on which taxpayers are entitled to rely, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. common shareholders, provided that certain holding period and other requirements are met by the shareholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

Properly reported distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) (“capital gain dividends”), if any, are taxable to shareholders at the reduced rates applicable to long term capital gain, regardless of how long the shareholder has held the Fund’s shares. Capital gain dividends are not eligible for the dividends received deduction.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its

38

shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Except as discussed below in the case of a repurchase of shares, upon a sale, exchange or other disposition of shares, a shareholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a repurchase of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the distribution of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund and also requires the shareholder to own less than 50% of the voting power of all classes entitled to vote immediately after the redemption or repurchase. A “complete redemption” of a shareholder’s interest generally requires that all shares of the Fund owned by such shareholder be

39

disposed of. For a distribution to be “not essentially equivalent to a dividend,” there must be a “meaningful reduction” in the shareholder’s proportionate interest in the Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the repurchase of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the transaction and the adjusted tax basis of the sold shares. If none of the tests described above are met, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the sold shares will be transferred to any remaining shares held by you in the Fund. In addition, if the redemption or repurchase of shares is treated as a “dividend” to a shareholder, a constructive dividend under certain provisions of the Code may result to a non-selling shareholder whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such transaction.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain dividends and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Taxation of Foreign Shareholders. The following discussion applies to you only if you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes (a “foreign investor”) and you do not hold your shares in connection with a trade or business you carry on in the United States. Foreign investors that hold their shares in connection with a U.S. trade or business are urged to consult their own tax advisors.

Except as otherwise discussed below, ordinary income dividends, including any dividends we report as qualified dividend income or qualified REIT dividends, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Except as otherwise discussed below, capital gain dividends, and any amounts we retain that are designated as undistributed capital gains, generally will not be subject to U.S. federal income or withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

Properly reported ordinary income dividends paid by a RIC are generally exempt from the U.S. federal withholding tax described above where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) subject to the discussion below with respect to “USRPI Capital Gain Distributions,” are paid in respect of the RIC’s “qualified short term gains” (generally, the excess of the RIC’s net short term capital gain over the RIC’s net long term capital

40

loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short term gains.

If we are treated as a “qualified investment entity,” distributions we make (including capital gain dividends and, potentially, repurchase proceeds), to the extent attributable to gains from dispositions by us of “United States real property interests,” or “USRPIs” (“USRPI Capital Gain Dividends”): (i) except as indicated in clause (ii) below, generally will be considered effectively connected with a U.S. trade or business of the foreign investor and will be subject to U.S. income tax at the rates applicable to U.S. shareholders (which tax may be enforced by withholding at a rate of 21%, which would be credited against your income tax liability) and, in the case of a foreign investor that is a corporation, to an additional 30% branch profits tax, and (ii) in the case of a foreign investor that has not owned, at any time during the one-year period preceding the distribution, more than 5% of the class of shares on which such distribution is made, generally will be treated as ordinary income dividends subject to U.S. federal withholding tax at a rate of 30% or lower treaty rate, as described above. As described below, USRPIs generally include interests in real estate companies such as equity REITs, subject to certain exceptions. Although many of our investments in real estate companies, including REITs, may qualify for such exceptions, no assurances can be given in that regard. In addition, the REITs in which we invest could pay USRPI Capital Gain Dividends to us, which would cause us to be treated as recognizing gain on the disposition of USRPIs for purposes of determining whether distributions paid by us are USRPI Capital Gain Dividends. We will be treated as a “qualified investment entity” if we are a U.S. real property holding corporation (as described below) or we would have been a U.S. real property holding corporation if the exceptions noted below did not apply to any interests we own in a REIT or RIC. We may be treated as a “qualified investment entity.” The rules governing USRPI Capital Gain Distributions are complex and subject to uncertainty in a number respects (including, for example, in the case of repurchase proceeds), and therefore foreign investors are urged to consult their own tax advisors with respect to such distributions.

Any gain that you realize upon the sale, exchange or repurchase of our shares (including gain recognized as a result of a return-of-capital distribution in excess of your basis in our shares) will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five-year period ending on the date of the disposition of those shares, we were a “U.S. real property holding corporation” and you actually or constructively held more than 5% of our shares at any time during such period. In the case of clause (ii) of the preceding sentence, the gain would generally be subject to tax in the same manner as if you were a U.S. shareholder.

A corporation is a U.S. real property holding corporation if the fair market value of its USRPIs equals or exceeds 50% of the fair market value of such USRPIs plus its interests in real property located

41

outside the United States plus any other assets used or held for use in a business. USRPIs include equity interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT or RIC, or holdings of 5% or less (or, in the case of a REIT, potentially 10% or less) of the stock of a publicly traded U.S. real property holding corporation) and certain participating debt securities. Although there can be no assurance in this regard, we do not expect to be a U.S. real property holding corporation. Even if we are treated as a U.S. real property holding corporation, gain on the disposition of our stock would generally not be subject to tax under clause (ii) of the preceding paragraph if we are “domestically controlled” at the time of such disposition (which would require that less than 50% by value of our outstanding stock have been held directly or indirectly by foreign persons at all times during the period described in such clause (ii)). There can be no assurance that we are or will be “domestically controlled.”

Notwithstanding the foregoing, withholding is generally required at a rate of 30% on dividends in respect of the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of the Fund’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE DISCUSSION SET FORTH ABOVE IS SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.]

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NET ASSET VALUE

The Fund will determine the net asset value of its shares daily on each day that the New York Stock Exchange is open for trading, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) at the end of each day. Net asset value of the Fund’s common shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends, any borrowings from financial institutions and liabilities under reverse repurchase agreements) and less the liquidation preference of any outstanding preferred shares, by the total number of shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value per share of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities or assets whose primary market is believed by the Advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor, pursuant to a delegation by the Board of Directors, to reflect the fair market value of such securities. In addition, certain swap agreements may be valued on the basis of the prices of the underlying reference assets.

Securities or assets for which market prices are unavailable, or for which the Advisor determines that bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security or asset is suspended, the exchange on which the security or asset is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security or asset is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security or asset on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent

43

transactions in comparable securities or assets, information relating to the specific security or asset and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of the Fund’s Common Shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to buy or sell Fund shares on the New York Stock Exchange.

NYSE Closings. The holidays (as observed) on which the NYSE are closed, and therefore days upon which shareholders will not be able to purchase or sell common shares currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

BENEFICIAL OWNERS

As of October 31, 2019, based upon Schedule 13D/13G filings with the SEC, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding common shares.

As of October 31, 2019, the Directors and Officers of the Fund as a group beneficially owned less than 1.00% of the Fund’s outstanding equity securities.

GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

DTC will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the

44

DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

PROXY VOTING PROCEDURES

The Fund has adopted the proxy voting procedures of the Advisor and has directed the Advisor to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached hereto as Appendix B. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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CODE OF ETHICS

The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Advisor, Rule 204A-1 under the 1940 Act, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties. The Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

JOINT CODE OF ETHICS FOR CHIEF EXECUTIVE AND SENIOR FINANCIAL OFFICERS

The Fund and the Advisor have adopted a Joint Code of Ethics that serves as a code of conduct. The Joint Code of Ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The Joint Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov), and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS

The Fund’s unaudited financial statements as of and for the six months ended June 30, 2019 should be read in conjunction with the audited financial statements of the Fund and the Notes thereto included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2018. The audited annual financial statements of the Fund, together with the report of      thereon, are      to the Fund’s annual report for the fiscal year ended December 31, 2018, and the Fund’s unaudited financial statements as of and for the six months ended June 30, 2019 are      to the Fund’s semi-annual report for the period ended June 30, 2019. Portions of the Fund’s annual report and semiannual report other than the financial statements and related footnotes thereto are     , and do not form a part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

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APPENDIX A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR’S RATINGS SERVICES

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-1

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•

In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.

•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;(1)

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight(2), or fiduciary responsibilities at the company; and

•

Actions related to a nominee’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

2

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

Majority Vote for Directors

The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

SEPARATION OF CHAIRMAN AND CEO

The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chairman positions. The Advisor and the Subadvisors do recognize, however, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

Independent Chairman

The Advisor and the Subadvisors review on a case-by-case basis, proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.

LEAD INDEPENDENT DIRECTORS

In cases where the CEO and chairman roles are combined or the chairman is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.

BOARD INDEPENDENCE

The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.

BOARD SIZE

The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

CLASSIFIED BOARDS

The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate or strategic decisions and (ii) the proposal is in the best interests of shareholders.

Independent Committees

The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Non-Disclosure of Board Compensation

The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the law of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

The Advisor and the Subadvisors generally vote against in cases where there are an unacceptable under of problematic pay practices including:

•	Poor linkage between the executives’ pay and the company’s performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure on Executive and Director Pay. The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a Change in Control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

Automatic single-triggered award vesting upon CIC;

Discretionary vesting authority;

Liberal share recycling on various award types; and

Minimum vesting period for grants made under the plan.

•	Grant Practices:

The company’s three year burn rate relative to its industry/market cap peers;

Vesting requirements for most recent CEO equity grants (3-year look-back);

The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

Whether the company maintains a claw-back policy; and

Whether the company has established post exercise/vesting share-holding requirements.

The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Transferable Stock Options. The Advisor and the Subadvisors evaluate on a case-by-case basis, proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Stock Ownership Requirements. The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods. The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation. The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-emptive Rights. The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. The Advisor and the Subadvisors review on a case-by-case basis, proposals to ratify shareholder rights plans taking into consideration the length of the plan.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes. The Advisor and the Subadvisors review on a case-by-case basis, proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Ratification of Auditors

The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

Shareholder Access and Voting Proposals

Proxy Access. The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. The Advisor and the Subadvisors vote on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, the Advisor and Subadvisors generally support proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses. In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

Shareholder Ability to Call Special Meetings. The Advisor and the Subadvisors vote on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent. The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Cumulative Voting. Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a corporation. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Supermajority Vote Requirements. The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.

Confidential Voting. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that the dissident groups honor its confidential voting policy in the case of proxy contests.

The Advisor and the Subadvisors also vote for management proposals to adopt confidential voting.

Date/Location of Meeting. The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes are Insufficient. The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social proposals

The Advisor and the Subadvisors believe that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding the evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.

Environmental Proposals (SP). The Advisors and Subadvisors acknowledge that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;

•	Whether the disclosure is available to shareholders from the company or from a publicly available source; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Social Proposals (SP). The Advisors and Subadvisors believe board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted on.

PART C – OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

Part A

None

Part B

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2018, together with the report of thereon, are to the Fund’s annual report to shareholders in Part B. The unaudited financial statements included in the semi-annual report to the Fund’s shareholders for the six months ended June 30, 2019 are to the Fund’s semi-annual report to shareholders in Part A.

(2)	Exhibits

(a)(1)	Registrant’s Articles of Incorporation(1)

(2)	Articles of Amendment, dated January 15, 2002(2)

(3)	Articles of Merger, dated December 18, 2009(3)

(b)	By-laws(1)

(c)	Not applicable

(d)(1)	Specimen Stock Certificate(2)

(2)	Form of Subscription Certificate for Common Shares**

(e)	Dividend Reinvestment Plan(2)

(f)	Not applicable

(g)(1)	Form of Investment Management Agreement(2)

(2)	Form of Fee Waiver Agreement(2)

(h)(1)	Form of Underwriting Agreement**

(2)	Form of Dealer Agreement**

(i)	Not applicable

(j)	Form of Master Custodian Agreement(2)

(k)(1)	Form of Transfer Agency, Registrar and Dividend Disbursing Agreement(2)

(2)	Form of Administration Agreement between the Fund and the Advisor(2)

(3)	Form of Administration Agreement between the Fund and State Street Bank and Trust Company(2)

(l)	Opinion and Consent of Venable LLP**

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm**

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of the Registrant(4)

(2)	Code of Ethics of the Advisor(4)

(s)	Powers of Attorney*

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-14 (File No. 333-160355) filed on June 30, 2009.
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-68150), filed January 23, 2002.
(3)	Incorporated by reference to the Registrant’s Semi-Annual Report on Form N-SAR, filed March 1, 2010.
(4)	Incorporated by reference to the Registrant’s Annual Report to Shareholders on Form N-CSR, filed March 11, 2019.
*	Filed herewith.
**	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on page 98 of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$
NYSE listing fee	$
Rating Agency fees	$
Printing/engraving expenses	$
Auditing fees and expenses	$
Legal fees and expenses	$
Miscellaneous	$

Total	$

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

[None.]

ITEM 29. NUMBER OF HOLDERS OF SECURITIES AS OF     , 2019:

Class of Shares	Number of Record Holders
Common Shares

ITEM 30. INDEMNIFICATION

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant’s Articles of Incorporation, and Article VIII, Section 1, of the Registrant’s By-Laws. The liability of the Registrant’s directors and officers is dealt with in Article NINTH of Registrant’s Articles of Incorporation and Article VIII, Section 1 through Section 6, of the Registrant’s By-Laws. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment adviser (the “Advisor”), for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Management Agreement. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Advisor, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the SEC pursuant to the 1940 Act (Commission File No. 801-27721).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are maintained in part at the office of the Advisor at 280 Park Avenue, New York, New York 10017, in part at the offices of the Fund’s custodian and co-administrator, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and in part at the offices of the Fund’s transfer agent, Computershare Trust Company, N.A., at 150 Royall Street Canton, MA 02021.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. Registrant undertakes to suspend the offering of shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from the later of its net asset value as of the effective date of the Registration Statement or the filing of a prospectus supplement pursuant to Rule 497, under the Securities Act, setting forth the terms of the offering or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

4. Registrant undertakes:

(a)	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)

that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)

the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that:

(a)

for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of November, 2019.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/S/ ADAM M. DERECHIN
ADAM M. DERECHIN, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 21st day of November, 2019.

	SIGNATURE	TITLE

	/s/ ADAM M. DERECHIN (ADAM M. DERECHIN)	President and Chief Executive Officer (Principal Executive Officer)

	/s/ JAMES GIALLANZA (JAMES GIALLANZA)	Chief Financial Officer (Principal Financial and Accounting Officer)

	* (ROBERT H. STEERS)	Chairman and Director

	* (MICHAEL G. CLARK)	Director

	* (GEORGE GROSSMAN)	Director

	* (JOSEPH M. HARVEY)	Director

	* (DEAN A. JUNKANS)	Director

	* (GERALD J. MAGINNIS)	Director

	* (JANE F. MAGPIONG)	Director

	* (DAPHNE L. RICHARDS)	Director

	* (C. EDWARD WARD, JR.)	Director

*By:	/s/ DANA DEVIVO DANA DEVIVO ATTORNEY-IN-FACT

EXHIBIT INDEX

(s)	Powers of Attorney